Exhibit 99.1

RBC Capital Markets 2005 North American Energy Conference Boston, MA June 6, 2005 David M. McClanahan President & Chief Executive Officer NYSE:CNP www.CenterPointEnergy.com

From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward- looking statements are described in CenterPoint Energy, Inc.'s Form 10-K for the period ended December 31, 2004 under "Risk Factors" beginning on page 24 and under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings" beginning on page 45 and in CenterPoint Energy, Inc.'s Form 10-Q for the quarterly period ended March 31, 2005 under "Management's Narrative Analysis of the Results of Operations - Certain Factors Affecting Future Earnings" beginning on page 16 . You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Cautionary Statement Regarding Forward-Looking Information

Discussion Points Company Overview 2005 First Quarter Financial Results Completing Transition Post Transition - What's Next Opportunities Challenges Industry/Sector perspective

Company Overview

Houston • • Little Rock • Minneapolis Large-scale, diversified regulated domestic energy delivery business with nearly 5 million metered customers One of the nation's largest combined gas and electric utilities Balanced mix of electric and natural gas assets Attractive service territories Houston and Minneapolis above national average in growth and consumption Diversified from a geographic, economic and regulatory standpoint Predictable, stable earnings and cash flow Approximately 85-90% of operating income from regulated operations Low risk, primarily regulated businesses No electric commodity obligation at electric utility No Provider of Last Resort risk at electric utility Low commodity risk exposure at gas LDCs CenterPoint Energy A low risk, diversified business with large scale Electric Transmission & Distribution Interstate Gas Pipelines Natural Gas Distribution

Operating Income - adjusted* 2004 : $441MM(1) 2003 : $408MM(2) Natural Gas Distribution Pipelines & Gathering Electric Transmission & Distribution Three segments focused primarily on regulated domestic energy delivery NYSE: CNP CenterPoint Energy Resources Corp. 3 local distribution companies (LDCs) Houston Gas Southern Gas Operations Minnesota Gas CenterPoint Energy Gas Services (CEGS) CenterPoint Energy Resources Corp. CenterPoint Energy Gas Transmission Company CenterPoint Energy - Mississippi River Transmission Corporation CenterPoint Energy Field Services, Inc CenterPoint Energy Houston Electric, LLC Operating Income 2004 : $222MM 2003 : $202MM * See reconciliation on page 30. (1) Results exclude $38mm of operating income from the Transition Bond Company and the reversal of $15MM of the reserve associated with the Final Fuel Reconciliation. (2) Results exclude $661MM of ECOM, $87MM reserve for Final Fuel Reconciliation and $38MM of operating income from the Transition Bond Company. Operating Income 2004 : $180MM 2003 : $158MM

2005 First Quarter Financial Results

Statement of Consolidated Income (unaudited, in millions except per share amounts)

Operating Income by Segment (unaudited, in millions)

Completing Transition

We are in the final stage of transition Reliant Energy Texas Adopts Restructuring Legislation RRI Spin-off 09/30/02 2002 2001 2000 1999 Electric retail competition begins RRI IPO 2003 NYSE:CNP- first day of trading 2004 Texas PUC Authorized $2.3+ billion true-up amount Texas Genco sale completed $700 million 2006 2005 Texas Genco fossil sale $2.231 billion TGN sale agreement signed Recover true-up balance Repay $1.31 billion term loan

Determination of true-up balance December 2004: PUC Final True-up Order authorized recovery of $2.3 billion $2.3 billion includes approximately $300 million of interest from January 1, 2002 through August 31, 2004 Final true-up amount will be increased for the principal portion of Excess Mitigation Credits (EMCs) paid September 1, 2004 through April 29, 2005 Final true-up amount will be increased for interest accrued on adjusted true-up balance from September 1, 2004 until transition bonds are issued or competition transition charges (CTCs) are implemented Final true-up amount will be decreased for the benefit associated with certain deferred taxes True-up Order appealed by the Company and numerous intervenors Court ordered mediation took place in May 2005 Hearing in Travis County District court scheduled for early August 2005 Company appealed issues valued at more than $1.3 billion

Recovery of true-up balance March 2005: PUC Final Financing Order authorized securitization of approximately $1.8 billion assuming transition bonds are issued mid- 2005 Assumes EMCs paid through April 2005, interest until transition bonds are issued and certain costs of transition bond issuance Appeals of Financing Order will delay issuance of transition bonds Law restricts appeals to whether Financing Order is consistent with constitution or law or was beyond the Commission's authority April 2005: PUC Hearing on the Merits held to determine CTC CTC will recover non-securitized true-up balance, plus a return, as a non- bypassable wires charge CTC Order expected in June CTC can be implemented despite an appeal of the CTC Order Return will accrue on true-up balance until transition bonds are issued or CTC is implemented

Next steps 2006 2007 2005 Retail Clawback Received ($177 million) 2004 Implement CTC PUC True-up Order PUC Financing Order Appeals of Financing Order Appeals of True-up Order Sell Transition Bonds Results of True-up Order appeals Results of Financing Order appeals

Post Transition - What's Next

Opportunities Maximize value potential of current portfolio through productivity improvements and rate relief Achieve top quartile operating and cost performance Leverage scale and synergies across businesses Share common systems and processes Embrace continuous productivity and process improvements Continue to focus on revenue enhancement through appropriate rate requests and rate design

Opportunities (cont.) Grow and expand current businesses Capture organic growth in existing service territories of regulated business Attractive service territories Annual growth rate of 2% plus Expand current asset footprint Capture economic pipeline expansion opportunities Expand field services footprint Expand gas marketing business Pursue complementary businesses Expand ServiceStar (remote data monitoring and communication services) Explore broadband over power lines (BPL) Pursue complementary/synergistic acquisitions Industry consolidation expected Focus on both gas and electric assets Seek complementary business expansion that leverages our core businesses/skills

Opportunities (cont.) Continued de-leveraging/enhancement of balance sheet Issuance of transition bonds True-up appeal Growth financed through equity Adjust dividend payout to be consistent with sustainable earnings 50-75% long-term dividend payout ratio Grow dividend consistent with earnings growth

Challenges Compliance with Public Utility Holding Company Act of 1935 Achievement of 30% equity guideline Managing dividend declarations Issues eliminated after PUHCA repeal Improving market perception of the company Long, complex transition period Recognition and proper valuation of low-risk business with moderate growth Executing disciplined growth plan Investments consistent with risk tolerance of company and shareholder expectations

Industry/sector perspective Electric retail deregulation not expected to spread in near term Integrated electric utility will remain entrenched Pure T&D utilities, like CNP, few and far between Gas opportunities will increase Price volatility will drive innovation/change Customers seek risk mitigation services Industry consolidation will continue Pace of consolidation will be primarily driven by unique or strategic circumstances, i.e., management succession, generation needs Probably not "50" in five Repeal of PUHCA will accelerate M&A activity

Houston • • Little Rock • Minneapolis Large-scale, diversified regulated domestic energy delivery business Attractive service territories Predictable, stable earnings and cash flow Approximately 85-90% of operating income from regulated operations Low risk, primarily regulated businesses CenterPoint Energy A low risk, diversified business with large scale Electric Transmission & Distribution Interstate Gas Pipelines Natural Gas Distribution

RBC Capital Markets 2005 North American Energy Conference Boston, MA June 6, 2005 David M. McClanahan President & Chief Executive Officer NYSE:CNP www.CenterPointEnergy.com

Appendix

Company Management

Skilled management team with significant regulatory and industry experience

CenterPoint Energy


David McClanahan
(33/33)
President & CEO
Gary Whitlock
(4/33)
EVP & CFO
Scott Rozzell
(4/30)
EVP, General Counsel & Corporate Secretary
Tom Standish
(23/34)
Sr. VP & Group President Houston Electric & IT
Byron R. Kelley
(3/34)
Sr. VP & Group President Pipelines & Field Services
Gary Cerny
(25/25)
President & COO Minnesota Gas
Dean Liollio
(21/27)
President & COO Southern Gas Operations
Georgianna Nichols
(22/36)
President & COO Houston Gas
Wayne Stinnett
(22/28)
Sr. VP CenterPoint Energy Gas Services
Johnny Blau
(33/33)
Sr. VP Process Improvement
Preston Johnson
(5/28)
Sr. VP HR & Shared Services

Numbers in parentheses indicate years with company / years of business experience.

June 6, 2005 RBC Capital Markets – 2005 North American Energy Conference 25

2004 Financial Results

2002 2003 2004 703 743 810 (in millions, except per share amounts) Financial Results- Consolidated Year ended December 31, 2004 * Adjusted operating income excludes ECOM, the Transition Bond Company and the Final Fuel Reconciliation components of the Electric Transmission & Distribution utility's results (see reconciliation on page 28). Adjusted Operating Income* 703 743 811

Reconciliation of Operating Income to Adjusted Operating Income - Consolidated (in millions)

Operating Income by business segment 2002 2003 2004 (in millions) * * Operating income is adjusted to exclude ECOM, the Transition Bond Company and the Final Fuel Reconciliation components of the Electric Transmission & Distribution utility's results (see reconciliation on page 30).

Reconciliation of Operating Income to Adjusted Operating Income - Electric Transmission & Distribution (in millions)

Recent financial actions further strengthen company Received $2.931 billion from sale of Texas Genco $2.231 billion received December 2004 $700 million received April 2005 After-tax proceeds of $2.5 billion used primarily to reduce debt Contributed $476 million to the pension plan in 2004 $350 million increase to shareholders' equity Reduced interest costs, extended maturities and improved terms with three new bank credit facilities negotiated in the first quarter 2005 Includes a $1.31 billion backstop facility for a November 2005 maturity No significant debt maturities after 2005 until 2010

Business Segments

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility Focused strictly on energy delivery 5,000 square mile service area in and around Houston Approximately 1.89 million metered customers added nearly 47,000 metered customers in 2004, a 2.5% increase Reputation for reliability and high quality service No commodity risk or supply obligation Regulated by PUC of Texas 11.25% authorized ROE on 40% equity Rate base of $3.3 billion Recent process improvements have resulted in improved service reliability and reduced capital expenditures Adjusted Operating Income: 1Q05 : $71MM(1) 2004 : $441MM(2) 2003 : $408MM(3) (1) Results exclude $9MM of operating income from the Transition Bond Company (see reconciliation on page 34). (2) Results exclude $38MM operating income from the Transition Bond Company and the reversal of $15MM of the reserve associated with the Final Fuel Reconciliation (see reconciliation on page 30). (3) Results exclude $661MM of ECOM, $87MM for Final Fuel Reconciliation and $38MM operating income from the Transition Bond Company (see reconciliation on page 30).

Reconciliation of Operating Income to Adjusted Operating Income - Electric Transmission & Distribution (in millions)

CenterPoint Energy Resources Corp.
Natural Gas Distribution

CenterPoint Energy

- **Three LDCs serving 3 million customers in 6 states**
  - One of U.S.'s largest natural gas distribution operations in terms of number of customers served
- **Attractive service territories**
  - Added 45,000 metered customers in 2004
  - Recognized for high quality service
- **Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions**
- **Regulated by various city and state jurisdictions**
  - Approximate range of 10-11% authorized ROEs on 50% equity
  - Approximate combined rate base of $1.5 billion
  - Nearly $95 million in annualized rate increases obtained since January 2002; additional rate applications pending
- **A complementary unregulated commercial and industrial natural gas products and services business**
- **Operating Income:** 1Q05 : $139MM
  2004 : $222MM
  2003 : $202MM



WI
IA
IL
KS
MO
OK
AR
MS
LA
TX
Minnesota Gas
Houston Gas
Southern Gas Operations

June 6, 2005 RBC Capital Markets – 2005 North American Energy Conference 35

CenterPoint Energy Resources Corp.
Natural Gas Pipelines and Gathering

CenterPoint Energy

- **Two FERC-regulated pipelines:**
  - Current system at or near capacity at peak
  - Potential growth in ancillary services
  - Potential expansion opportunity driven by U.S. supply shifts
- **An unregulated gas gathering subsidiary**
  - Minor liquids exposure
  - Good growth potential overall; well-head/field compression monitoring services
- **Pipelines strategically located at the center of the nation's gas transportation infrastructure**
  - Connected to over 20 other pipelines
- **Operating Income:** 1Q05 : $ 64MM
  2004 : $180MM
  2003 : $158MM


WI
IA
IL
KS
MO
AR
OK
MS
TX
LA
Pipelines
Gathering basins

June 6, 2005 RBC Capital Markets – 2005 North American Energy Conference 36

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More Focused on domestic energy delivery businesses Focus on continental, U.S. market Focus on regulated energy delivery Will pursue carefully targeted growth opportunities Look for complementary businesses that leverage our core businesses Participate in industry consolidation Our Vision "...America's... Energy Delivery..." "...and More" Our corporate vision is simple and focused

Achieve high levels of service reliability and customer satisfaction Use applicable bench marking and best practices to achieve top quartile operating and cost performance Embrace continuous productivity and process improvements Maintain constructive, responsive and credible relationships with elected officials, regulators and community leaders Use a disciplined approach to defining, evaluating and pursuing investments to create shareholder value Create a single, high performance culture Refine business model and remove barriers between business units Leverage scale and synergies Share common systems and processes Continue to build name recognition and a single brand identity Grow Get It Right Maintain focus on domestic energy delivery Enhance and expand existing core businesses Build and expand complementary and synergistic businesses Acquire additional energy delivery assets One Company Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow

True-up

True-up Final Order CNP issues on appeal $1.3 billion value of CenterPoint Energy's issues on appeal Market value $250 million Capacity auction true-up $819 million EMCs $180 million Fuel reconciliation $ 75 million Resolution of appeal items may take up to 3 years Travis County District Court 3rd Court of Appeals Texas Supreme Court

Debt & Maturity Schedules As of March 31, 2005

(6) Advances under the $250 million receivables facility, which was increased to $375 million on January 19, 2005, are not reflected as debt on the balance sheet. (7) The term loan and pollution control bonds are collateralized by general mortgage bonds. (8) Borrowings under $200 million bank facility. For financial reporting purposes, the trust preferred is deconsolidated and, therefore, $103 million of junior subordinated debentures issued to the trust is reflected on CenterPoint Energy's consolidated financial statements. For financial reporting purposes, the trust preferred is deconsolidated and, therefore, $6 million of junior subordinated debentures issued to the trust is reflected on the financial statements of CenterPoint Energy Resources Corp. Borrowings under $75 million bank facility. On April 13, 2005, the sale of Texas Genco Holdings, Inc. was completed. CenterPoint Energy, Inc. ZENS Convertible Senior Notes Senior Notes Collateralized Pollution Control Bonds First Mortgage Bond Collateral General Mortgage Bond Collateral Uncollateralized Pollution Control Bonds Bank Loans Total CenterPoint Energy Resources Corp. Debentures / Notes Convertible Subordinated Debentures Note Payable Bank Loans Total Off Balance Sheet Receivables Facility CenterPoint Energy Houston Electric, LLC First Mortgage Bonds General Mortgage Bonds Collateralized Term Loan Collateralized Pollution Control Bonds Bank Loans Total HL&P Capital Trust II NorAm Financing I Gas Pipelines Transition Bonds $660 $ 108 830 600 151 527 519 656 $3,391 Texas Genco Holdings, Inc. Trust Preferred Securities $100 $ 2,242 72 36 0 $ 2,350 $181 $ 103 1,262 1,310 229 55 $2,959 CenterPoint Energy Transition Bond Company, LLC Trust Preferred Securities $0.3 (1) Principal amount on which 2% interest is paid is $840.3 million. The debt component reflected on financial statements is $108 million. The contingent principal amount payable at maturity is $851.3 million. (2) The collateralized pollution control bonds aggregating $678 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $151 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations. (3) Borrowings under $1 billion bank facility. (4) Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005. (5) Borrowings under $250 million bank facility. ($ in millions) Utility Holding, LLC (1) (2) (2) (3) (4) (5) (6) (7) (7) (8) (9) (10) Principal amounts of external debt and trust preferred securities As of March 31, 2005 Texas Genco GP, LLC Texas Genco LP, LLC Texas Genco, LP Bank Loans $ 75 (11) 99% 1% (12)

Principal amounts of external debt and trust preferred securities As of March 31, 2005

Principal amounts of external debt As of March 31, 2005

Principal amounts of external debt and trust preferred securities As of March 31, 2005

Principal amounts of external debt As of March 31, 2005

Principal amounts of external debt and trust preferred securities As of March 31, 2005 ($ in millions)